Visa Inc. Fiscal Third Quarter 2009 Financial Results July 29, 2009 Exhibit 99.2

Fiscal Q3 2009 Earnings Results 2
Safe Harbor Reminder
• Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms
“anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”
“potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed in Part 1, Item 1A – “Risk
Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30,
2008.  You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

Fiscal Q3 2009 Earnings Results 3
Solid Fiscal Third Quarter Results
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
• Adjusted quarterly net income of $744 million or adjusted diluted earnings of $0.98 per share
• Sale of equity interest in VisaNet do Brasil resulting in a $237 million, after tax, gain contributing $0.31 to adjusted diluted earnings per share
• Continued positive secular trends
• Business model resilience despite economic slowdown with operating revenues of $1.6 billion
• Adjusted quarterly net income, excluding VisaNet do Brasil gain, of $507 million or adjusted diluted earnings of $0.67 per share

Fiscal Q3 2009 Earnings Results 4
$652
$228
$424
$380
$236
$617
Total Visa Inc. Credit Debit
2008
2009
Quarter ended March
US$ in billions, nominal
Payments Volume – Q3 2009
YOY Change
(nominal)
-5% -10% 4%
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers. From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
1 Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
ROW
ROW
$264
$204
U.S.
$388
U.S.
$379
U.S.
ROW
U.S. U.S.
$238
$195
$229
ROW
U.S.
$176
$193
ROW  $35
$202
ROW  $34
2% -1% 7%
YOY Change
(constant) 1

Fiscal Q3 2009 Earnings Results 5
$388
$159
$46
$41
$17
$147
$42
$32
$17
$379
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and Eastern
Europe, Middle East
and Africa (CEMEA)
2008
2009
Quarter ended March
US$ in billions, nominal
Payments Volume – Q3 2009 Regional
Note: Growth rates calculated based on whole numbers, not rounded numbers.  From time to time, previously submitted volume information may be updated. Prior year volume information presented have not been updated, as changes made are not material.
1 Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.
-3% 10% 15% 1% 20%
YOY Change
(nominal)
YOY Change
(constant)
-3% -8% -9% -22% - %
1

Fiscal Q3 2009 Earnings Results 6
YOY
Change
13,149
14,305
Total Transactions
2008
2009
Quarter ended March
in millions
Transactions – Q3 2009
9% 8%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Quarter ended June
Debit
Credit
63%
37%
9,473
10,266
Processed Transactions
2008
2009

Fiscal Q3 2009 Earnings Results 7 814 806 1,620 925 1,723 798 Credit Debit Visa Inc. 2008 2009 Quarter ended March in millions YOY Change Total Cards -2% 15% 6%

Fiscal Q3 2009 Earnings Results 8
$1,887
($274)
$1,613
($344)
$1,990
$1,646
2008
2009
Revenue Detail – Q3 2009
US$ in millions
Gross
Revenues
Incentives
Net Operating
Revenues
5% 25% 2%
YOY
Change
Note: Percentage change calculated based on whole numbers, not rounded numbers.

Fiscal Q3 2009 Earnings Results 9
3% 12%                         2% 6%
$749
$539
$449
$150
$158
$458
$769
$605
2008
2009
Revenue Detail – Q3 2009
US$ in millions
Service
Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
YOY
Change
Note: Percentage change calculated based on whole numbers, not rounded numbers.

Fiscal Q3 2009 Earnings Results 10
6 ppts 2%                     -9% 15%
$1,613
$883
$730
$842
$1,646
$804
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin – Q3 2009
US$ in millions
YOY
Change
45%
51%
Operating Margin
2008
2009

Fiscal Q3 2009 Earnings Results 11
Adjusted Operating Expenses – Q3 2009
US$ in millions
-12%                15%             -15%              -24%                -
%               13%                  N/A
YOY
Change
$295
$84
$271
$85
$108
$0
$40
$96
$97
$259
$229
$82
$40
$1
2008
2009
Personnel
Network,
EDP and
Communications
Advertising,
Marketing and
Promotion
Professional
and
Consulting
Fees
Depreciation
and
Amortization
Administrative
and Other
Litigation
Provision

Fiscal Q3 2009 Earnings Results 12
Other Financial Results
• Capital expenditures during the fiscal third quarter were $69 million
• Cash, cash equivalents, restricted cash and investment
securities of $6.1 billion at the end of the third quarter
– $1.6 billion of restricted cash for litigation escrow
– $700 million additional funding to litigation escrow in July 2009
• Free cash flow of $1.6 billion generated in the year-to-date

Fiscal Q3 2009 Earnings Results 13
Financial Metrics through Fiscal Year 2010
20% +
$1 billion +
FY 2009: Around $300M
FY 2010: 3 - 4% of gross
revenue
FY 2009:
Low 50% range
FY 2010:
Low 50% range
Annual net revenue growth
Annual adjusted operating margin
Annual adjusted diluted class A common
earnings per share growth
Annual free cash flow
Capital expenditures
FY 2009:
High single
digits
FY 2010:
11-15%

Appendix – Reconciliation of Non-GAAP Measures

Fiscal Q3 2009 Earnings Results 15
Adjusted Operating Income and Net Income
US$ in millions
Three Months Ended
June 30, 2009
Three Months Ended
June 30, 2008
Net income (as reported) 729 $                                422 $
Addback: Income tax expense (as reported) 568 292
Net Income before taxes and minority interest (as reported) 1,297 $                             714 $
Adjustments:
Litigation reserve (1)
50
Restructuring (2)
3 15
Asset step-up amortization (3)
17 17
Adjustments to operating income 20 82
Interest accretion on American Express settlement
(4) 8 11
Interest expense on Discover settlement
(5)
1 —
Investment income on Litigation Escrow and EU proceeds (6)
(3) (33)
Underwater contract (LIBOR adjustment)
(7)
— 1
Adjustments to non-operating income 6 (21)
Total adjustments 26 61
Adjusted income before taxes and minority interest 1,323 775
Adjusted income tax expense
(8) (579) (318)
Adjusted net income 744 $                                457 $
Operating income (as reported) 822 $                                648 $
Addback: Adjustments to operating income 20 82
Adjusted operating income 842 $                                730 $
Operating revenues (as reported) 1,646 $                             1,613 $
Adjusted operating margin 51% 45%
Total operating expenses (as reported) 824 $                                965 $
Less: Adjustments to operating expenses (20) (82)
Adjusted operating expenses 804 $                                883 $
(1)     Litigation reserve related to the covered litigation.  Settlements of, or judgments in, covered litigation will be paid from the litigation escrow account.
(2) Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
(3) Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
(4) Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express.
These payments will be paid from the litigation escrow account.
(5) Interest expense recorded on future payments to be made under the settlement agreement with Discover. These payments will be paid from the litigation escrow account.
(6) Investment income earned during the period on all IPO proceeds and amounts held in the litigation escrow, including amounts the
Company  used in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock held by Visa Europe.
(7) Other expense recorded in the periods presented as a result of changes in the Company's estimated liability under the Framework
Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability was satisfied  as part of the October 2008 redemptions described above.
(8) Adjusted income tax expense for the three months ended June 30, 2009 reflects the GAAP effective tax rate for the current quarter, which is impacted by the sale of the equity interest in VisaNet do Brasil. Adjusted income tax expense for the three months ended
June 30, 2008 reflects the normalized tax rate for fiscal 2008.
—

Fiscal Q3 2009 Earnings Results 16
Reconciliation of Non-GAAP
Adjusted Operating Expenses
US$ in millions
(1)  Restructuring
(2)  Asset step-up amortization
(3)  Litigation reserve
Three Months Ended
June 30, 2009
Three Months Ended
June 30, 2008
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Personnel 262 $      (3) $
(1)
259 $             310 $      (15) $
(1)
295 $
Network, EDP and communications 97 97 84 84
Advertising, marketing and promotion 229 229 271 271
Professional and consulting fees 82 82 108 108
Depreciation and amortization 57 (17) (2) 40 57 (17) (2) 40
Administrative and other 96 96 85 85
Litigation provision 1 1 50 (50) (3)
Total operating expenses 824 $      (20) $                 804 $             965 $      (82) $                 883 $
—
—
—
—
—
—
—
—
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Fiscal Q3 2009 Earnings Results 17
Reconciliation of Non-GAAP
Adjusted Non-operating Income
US$ in millions
(1)   Interest accretion on American Express Settlement and interest expense on Discover Settlement
(2)   Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe
(3)   Underwater contract (LIBOR adjustment)
Three Months Ended
June 30, 2009
Three Months Ended
June 30, 2008
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Equity in earnings of unconsolidated affiliates — $       — $              — $             $     $              — $
Interest expense (30) 9 (1) (21) (30) 11 (1) (19)
Investment income, net 504 (3) (2) 501 97 (33) (2) 64
Other 1 — 1 (1) 1 (3)
Total other income 475 $      6 $                   481 $            66 $      (21) $              45 $
— —
—

Fiscal Q3 2009 Earnings Results 18
Adjusted Diluted Earnings per Share
Class A Common Stock
• Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company's reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have an impact on our financial results but are either non-recurring or have no operating cash impact.
• Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the
Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented (adjusted in the prior period presented). This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the
Company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.
Adjusted net income $ 744 $ 457
Weighted average number of diluted
shares outstanding
756 779
Adjusted diluted earnings per share $ 0.98 $ 0.59
June 30, 2009 June 30, 2008
(in millions, except per share data)
Three Months Ended  Three Months Ended

Fiscal Q3 2009 Earnings Results 19
Calculation of Free Cash Flow
US$ in millions
Additions (+) /
Reductions (-) to
Net income
Net income (as reported) 1,839 $
Recurring Items:
+ Depreciation and amortization 165
- Capital expenditures (205)
Share-based Compensation + Share-based compensation 84
+ Litigation provision 1
+ Accretion expense 71
- Settlement payments (1,642)
+ Pension expense 43
- Pension contribution (8)
VisaNet do Brasil
(1)
- Gain on sale of investment, pre-tax (473)
+ Income tax expense 1,299
- Income taxes paid (528)
Non-recurring Items
(2)
:
+ Settlement payments funded by litigation escrow 1,481
- Tax benefit on settlement payments (540)
+ Settlement payments funded by Morgan Stanley 49
Total Free Cash Flow 1,636 $
Taxes
Covered Litigation
For the Nine
Months Ended
June 30, 2009
Capital Assets
Litigation
Pension
(1) In July 2009, Visa received total proceeds from the sale of its equity investment in VisaNet do Brasil of approximately $1 billion. Free cash flow for the quarter ended September 30, 2009 will reflect receipt of these proceeds, as well as the payment of associated taxes estimated to be approximately half this amount.
(2) Adjustments to eliminate the cash impact of non-recurring items.